Exhibit 10.18

AMENDMENT

TO

WABCO HOLDINGS INC. SUPPLEMENTAL SAVINGS PLAN

WHEREAS, WABCO Holdings Inc. (the “Company”) adopted the WABCO Holdings Inc. Supplemental Savings Plan (the “Plan”);

WHEREAS, the Board of Directors of the Company reserves the right to amend the Plan; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders to amend the Plan on the terms set forth herein.

NOW, THEREFORE, the Plan shall be amended as follows, effective as of December 31, 2008:

1. The Plan shall be amended to add a definition of “Specified Employee” as follows:

“For purposes of this Plan, ‘Specified Employee’ shall have the meaning set forth in Treas. Reg. Section 1.409A-1(i), except that ‘compensation’ shall be defined using the rule provided in Treas. Reg. Section 1.415(c)-2(g)(5)(ii).”

2. All other terms of the Plan shall remain in full force and effect.

IN WITNESS THEREOF, the Company has caused its name to be signed by its duly authorized officers as of the day and year first above written.

WABCO HOLDINGS INC.

By:	/s/ Kevin Tarrant
Name:	Kevin Tarrant
Title:	Chief Human Resources Officer